                                                 EXHIBIT 10.49

                                      RETIREMENT AND TRANSITION AGREEMENT

                                                                                                 Exhibit 10.49

February 10, 2003

Robert W. Fiondella
29 Summerberry Circle
Bristol, CT  06010

                              Re:  Retirement and Transition Agreement

Dear Bob:

This letter sets forth our agreement to amend your Retirement and Transition Agreement (the "Agreement") dated
September 27, 2002 to change your retirement date to March 31, 2003. In addition, we intend to continue to provide an office, secretarial support, and access to a company provided driver and car through June 30, 2003 on the same terms and conditions as the Agreement currently contemplates. You will also be paid a consulting fee, on the first day of each month, equal to your current monthly salary for the period commencing April 1,
2003 and ending June 30, 2003. In consideration for these amendments, we expect you to make yourself available to provide advice and counsel on management transition matters until June 30, 2003. The terms of the Agreement remain unaltered in all other respects.

If this letter accurately describes your understanding of our proposal, please sign both copies of this letter on the line below and return one copy to me.

Very truly yours,

Tracy L. Rich

Acknowledged:

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                 Robert W. Fiondella                                                Dated